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                                                                  EXHIBIT 99.7


                        CONSENT OF J. LIVINGSTON KOSBERG

     Pursuant to Rule 438, I hereby consent to the identification of me as a person who will become a director of Precept Business Services, Inc. after completion of the proposed Transactions in the Registration Statement on Form S-4 (File No. 333-42689) and related Proxy Statement/Prospectus of Precept Business Services, Inc.



                                                 /s/ J. Livingston Kosberg
                                                 ----------------------------
                                                 J. Livingston Kosberg

Dallas, Texas
February 6, 1998